UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2018

Thunder Energies Corporation
(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

1444 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 940-3944

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 8 – Other Events

Item 8.01 Other Events.

On December 12, 2017, Thunder Energies Corporation (the “Company”) issued a press release to announce the delivery of its Directional Neutron Source Model TEC-DNS-05 product. The product was delivered to the purchaser in Prague of the Czech Republic. The following is the link to such press release: http://www.globenewswire.com/news-release/2017/12/12/1253314/0/en/Thunder-Energies-Confirms-the-Directionality-of-the-Neutron-Source-and-its-Delivery-to-Europe.html.

The Company had previously disclosed in its Form 10-Q for the period ending September 30, 2017 that it had received a down payment regarding the aforementioned sale of its product. The amount of $170,012 was recorded as a “deposit” on the Company’s balance sheet. The Notes to Financial Statements reflect in Note 8-Commitments and Contingencies, the following information:

“NOTE 8 – COMMITMENTS AND CONTINGENCIES

On June 2, 2017 the Company received a down payment of $120,067 for the construction and delivery of a Directional Neutron Source Model TEC-DNS-05. The total contract amount is $194,481. On September 8, 2017 the Company received additional payment of $49,945 for the construction and delivery of the Directional Neutron Source Model TEC-DNS-05. The balance of $24,469 is due on delivery. Delivery is schedule for six (6) months from the date of deposit which was June 2, 2017.”

Company principals confirmed this date that the final installment of approximately $24,469 due under the contract has been received by the Company. The previous “Deposit” of $170,012 entered on the Company’s balance sheet for the period ending September 30, 2017 will be recorded as revenue for the fourth quarter of 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER ENERGIES CORPORATION

Dated: January 24, 2018	By:	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer

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